UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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DARDEN®

Olive Garden Italian Kitchen | LongHorn Steakhouse | Bahama Breeze Island Grille | Seasons 52 Fresh Grill | The Capital Grille | Eddie V's Prime Seafood | Yard House

Operating Darden with the Right Talent, Plan, and Priorities SEPTEMBER 2014

Forward-Looking Statement
These materials may contain forward-looking statements concerning the Company’s expectations, goals or objectives. Forward-looking statements in this communication that are not historical facts, including without limitation statements concerning our future economic performance, plans or objectives and expectations regarding the performance of the Company following the sale of Red Lobster and related matters, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date except as required by law. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). These risks and uncertainties include the ability to achieve Darden's strategic plan to enhance shareholder value including realizing the expected benefits from the sale of Red Lobster, actions of activist investors and the cost and disruption of responding to those actions, including any proxy contest for the election of directors at our annual meeting, food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business including health care reform, labor and insurance costs, technology failures, failure to execute a business continuity plan following a disaster, health concerns including virus outbreaks, intense competition, failure to drive sales growth, our plans to expand our smaller brands Bahama Breeze, Seasons 52 and
Eddie V's, a lack of suitable new restaurant locations, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics and increased advertising and marketing costs, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including unemployment and interest rates, disruptions in the financial markets, risks of doing business with franchisees and vendors in foreign markets, failure to protect our service marks or other intellectual property, impairment in the carrying value of our goodwill or other intangible assets, a failure of our internal controls over financial reporting, or changes in accounting standards, an inability or failure to manage the accelerated impact of social media and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Important Additional Information
Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from stockholders in connection with the Company’s 2014 annual meeting of stockholders (the “Annual Meeting”). Information regarding the names and interests of such participants in the Company’s proxy solicitation is set forth in the Company’s definitive proxy statement, filed with the
SEC on September 9, 2014. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended May
25, 2014, filed with the SEC on July 18, 2013. These documents are available free of charge at the SEC’s website at www.sec.gov.
The Company will be mailing its definitive proxy statement and proxy card to the stockholders entitled to vote at the Annual Meeting.
WE URGE INVESTORS TO READ ANY PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT
DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any proxy statement and any other documents filed by the Company with the SEC in connection with the proxy solicitation at the SEC’s website at
www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at
http://investor.darden.com/investors/investor-relations/default.aspx.

• We have had numerous conversations with our shareholders, including Starboard, over the past several months regarding
Darden's operating plan and the Olive Garden Brand Renaissance
• Olive Garden’s turnaround is underway, with signs of improvement acknowledged by many members of the analyst community:
• LongHorn continues to achieve tremendous growth with same-restaurant sales exceeding the industry by 3.8% in fiscal 2014 and guest counts exceeding the industry for the 19th consecutive quarter in first quarter, fiscal 2015
• Our Specialty Restaurants continue to provide strong unit growth and competitively superior same-restaurant sales growth
• In fiscal 2015, our cost saving efforts resulted in SG&A expense planned at less than 9.0% and total G&A spend of approximately 5.0%, with the potential for further reductions going forward
• As Starboard's plan adopts many of these Darden initiatives as its own, we are pleased that Starboard agrees with the actions we are taking to reinvigorate restaurant performance, reduce costs, and drive growth
• Darden’s recommendation of a new Board, a new independent Chairman, new Board committees, and a new CEO will lead to substantial, positive change
We Believe Our Current Initiatives Are Already Delivering
Results, and Address Most of Starboard’s Suggestions
Vote on the BLUE proxy card “FOR ALL” of Darden’s highly-qualified, independent nominees to the Board of Directors
– New menu items have reinforced value, expanded variety, and supported increased demand from key customer segments, including millennials
– Technology-enabled online ordering is in place and strengthening take out business
– Guest experience and satisfaction scores are improving
– Testing of tablet technology is underway and generating encouraging results

Olive Garden

Bahama Breeze

LONGHORN

THE CAPITAL GRILLE

Yard House

FY95-FY14 Change: +436%

5

We Built Darden into the Premier Full-Service Restaurant
Company in the Industry
PREMIER BRANDS
Darden is the leading multi-brand restaurant operator
with a unique and differentiated portfolio well-
positioned to drive growth
Developed brands to have industry-leading average unit
volumes, margins and restaurant-level returns
Increased sales by $5.1 billion and unit growth by 934
units since FY95 (excluding Red Lobster)
Historically outperformed Knapp-Track™, the casual
dining index and industry benchmark in same-restaurant
sales
Strong cash flow generation has allowed us to return
over $4 billion of capital to shareholders since FY95
Became the first full-service restaurant company named
to FORTUNE’s “100 Best Companies to Work For” list
(2011, 2012, 2013, and 2014)
Darden Total Sales ($ in billions, excl. Red Lobster)
$3.2 $5.3 $5.7 $5.9 $6.7 $7.2 $7.1 $7.5 $8.0 $8.6 $8.8
Sales Combined Basis (incl. Red Lobster)
Darden Total Units (excl. Red Lobster)
1,243 1,268 1,292 1,324 1,700 1,771 1,824 1,894 1,994 2,138 2,207
Units Combined Basis (incl. Red Lobster)
$1.2
$2.5
$2.8
$3.0
$4.0
$4.6 $4.6
$5.0
$5.3
$5.9
$6.3
FY95 … FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14
567
589
610
644
1,020
1,081
1,130
1,196
1,289
1,431
1,501
FY95 … FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14

•
Nearly 30 years of restaurant operating experience; was named to his current role in September 2013
•
Prior to this role, Gene served as President of Darden’s Specialty Restaurants Group for six years
Under Gene’s leadership, Specialty Restaurants grew from 60 to 175 restaurants, including the acquisition of two restaurant concepts
Delivered annualized sales growth of 17% and annual restaurant earnings growth of 26%
•
Gene joined Darden in October 2007 as part of the Company’s acquisition of RARE Hospitality International, where he served as President and Chief Operating Officer
After being named President and COO in January 2001, Gene led a successful turnaround plan to revitalize both LongHorn and The Captial Grille
RARE’s market cap rose during that timeframe from $420mm to $1,170mm
•
Proven industry leader with more than 35 years of restaurant operating experience
•
Dave was named President of Olive Garden in January 2013
•
Before this appointment, Dave served as President of LongHorn Steakhouse for nine years
•
Dave joined LongHorn in April 1998 as Vice President of Operations. Two years later, he was promoted to Vice
President of Operations for The Capital Grille.  He returned to LongHorn in October 2001 and was named President in 2003
•
Earlier in his career, Dave served as Vice President of Operations for Battleground Restaurant Group.  He began his
restaurant career straight out of college as an Assistant Manager with Houlihans.   During his 12 years with
Houlihans, he held positions of increasing responsibility including Area Director of Operations for eight restaurants
We Are Convinced Darden Has the Right Leaders to Continue the
Positive Momentum
Gene Lee, President and Chief Operating Officer
Dave George, President of Olive Garden

•
Successful leader with nearly 20 years of restaurant operational experience
•
Valerie was named President of LongHorn Steakhouse in January 2013
•
Before this promotion, Valerie served as Chief Restaurant Operations Officer (CROO) for Darden where she led strategic operations initiatives across the enterprise
•
Prior to becoming CROO,  she served as Executive Vice President (EVP) of Olive Garden for seven years, where she successfully opened nearly 200 restaurants while maintaining operational excellence at existing restaurants
•
Valerie joined Darden in January 1997 as Director of Purchasing. In 1998, she was promoted to Vice President of
Distribution and quickly advanced to Vice President of Operations Improvement in 2000, and then to Senior Vice
President of Operations for Olive Garden’s Dallas division in June 2001
•
Restaurant entrepreneur and proven business leader with more than 25 years of experience
•
Harald was named to his current role in January 2014.  Previously, Harald served as President of Yard House, a brand he helped launch in 1996 and successfully grew to critical acclaim, and was later acquired by Darden in 2012
In the mid 1990’s Harald met Steele Platt, who was developing a restaurant concept with a simple formula: the world’s largest selection of draught beer coupled with great food and a classic rock music program
Harald was tapped to help launch the flagship Yard House in Southern California
Yard House quickly emerged as one of Southern California’s most financially successful independent restaurants, and less than two years later Harald was made partner as the Company began to expand into other markets
We Are Convinced Darden Has the Right Leaders to Continue the
Positive Momentum (Cont’d)
Valerie Insignares, President of LongHorn Steakhouse
Harald Herrman, President of Specialty Restaurant Group

Since Gene Lee’s promotion to President and Chief Operating Officer in
September 2013, Darden has launched a number of initiatives to improve restaurant-level operations:
• Food: Differentiated menus that leverage quality ingredients, flavorful recipes, and artistically presented food to deliver on the guests’ needs without adding operational complexity
• Service: Friendly, timely and competent service
• Atmosphere: Focus on maintaining clean, appropriately-lit restaurants with an energizing feel to provide a comfortable environment that guests enjoy
• Operational Controls: Realign support functions to link with brand goals:
Gene Lee Has Sharpened the Company’s Focus on Restaurant-
Level Operations and Guest Experience Through A Proven “Back-
to-Basics” Approach
— Restructured key support functions to improve efficiency
— Expedited day-to-day decision-making
— Introduced social media support to actively engage with guests

Darden’s People Have Expressed Their Affection for, Confidence in
and Commitment to the Company in the Clearest Ways Possible
We Care About Our People, And Our People Care About Darden
1 People Report is an HR service that tracks retention, staffing levels, turn-over and provides compensation data for restaurant industry on monthly, quarterly and annual basis.
Recognition
For four consecutive years, Darden has been listed as one of the Fortune 100 Best Companies to
Work For, a ranking that reflects a comprehensive and independently administered survey of our frontline employees
Olive Garden, LongHorn Steakhouse, and The Capital Grille are recognized by People Report¹, a leading industry Human Resources organization, as leaders when it comes to employee engagement and retention. These same leadership, compensation, and other practices are employed across all our brands at Darden
Retention is competitively superior to our Industry
Darden’s annual turnover in each frontline employee segment is well below the casual dining industry average – 10 points below the industry for managers, and 25 points below the industry for hourly employees
Careers are made at Darden
Nearly 50% of our restaurant managers are promoted from within
99% of our General Managers and Managing Partners (GM/MP) are promoted from restaurant manager.
And, 99% of our Director of Operations leaders were promoted from GM/MP
Compensation is competitive, if not better than, the Industry
We believe Darden's restaurant General Managers' salaries are competitive. In addition, their targeted performance-based compensation is approximately 40% of base salary and is uncapped
We Care About Our People, And Our People Care About Darden

We Believe Olive Garden Holds an Enviable Position with Leading
AUVs, Restaurant-Level Profitability and Guest Satisfaction
Scores
Source: 2014 Nation’s Restaurant News Top 100 Report (June 2014), Company information for Olive
Garden; most recent 10K filings for all others
1
Reflects latest reported fiscal year. EBITDAR Per Restaurant = (Company owned restaurant sales – food &
beverage expenses – restaurant labor – restaurant expenses (excluding rent and marketing) - pre-opening expenses) / company owned restaurants.
Guest Satisfaction Scores²
2
Source: NPD Crest as of fiscal 2014 Year End.
3
Nationally-advertised competitors is the aggregate of Applebee’s, Chili’s, TGI Friday’s and Ruby Tuesday.
Industry Leading AUVs ($ in millions)…
…
and EBITDAR Per Restaurant ($ in millions)¹
$ 4.4
$ 3.2
$ 2.8
$ 1.7
$ 1.1
$ 0.8
$ 0.7
$ 0.3
42%
44%
35%
35%
51%
52%
43%
37%
Quality of Food
Pleasant Friendly Service
Atmosphere Ambiance
Good Value for Money
Olive Garden Nationally-Advertised Competitors³

The Olive Garden Brand Renaissance Is Underway and
Delivering Results
1
3
2
4
We Believe Core Menu Innovation is Driving Base Guest
Count Growth Through Expanded Relevance and Value
Operations Are Highly Focused on
Delivering Flawless Guest Experiences
•
We are making menu changes that reinforce value and
relevance, improve quality and simplify processes to enhance the guest experience and manage costs
•
New core menu is successfully delivering better value at all price ranges on the menu
•
Key attributes on taste and quality of food as measured by NPD
Crest have improved
•
The Cucina Mia platform, which is attractive to Millennials, along with higher quality beef and seafood offerings are
examples
•
Our restaurant operations leadership, together with our team members, are energized and working toward a common goal
•
An intensified emphasis on service and food quality is leading to enhanced guest experiences
•
In the first quarter, the “Great Food Go” rally cry was launched with initial concentration on improving execution of most popular menu items (similar to “Brilliant with Basics” program suggested by Starboard)
•
In addition, revisit intent scores, as measured by NPD Crest, have increased over prior year, a leading indicator of growth
Broader Media Reach with a Variety of Messages Reimaging Program Showing Signs of Success
•
Broadening the way we reach out to guests through secondary
television, digital messages and relying less on deep-discount or bundled promotions
•
Olive Garden’s social media presence is considerably more
active and relevant than in the past
•
Using a return on investment approach for measuring media,
we are gradually reducing TV spend and investing in digital for a net reduction in total advertising spend
•
Reimaging many guest touch points including plate ware, server uniforms, new logo, exterior signage, and new tabletop
merchandising
•
Newly remodeled restaurants are averaging over 10% traffic
growth
•
We are realizing an increase in alcohol sales and total average check in the remodeled restaurants
•
We are on track for 75 remodels in fiscal 2015

Renaissance Plan Update: Core Menu Evolution
New Dinner
Menu Test
Lunch Menu
Refresh
•
Optimize our Cucina
Mia everyday value
platform
•
Increase entrees
under $15
•
Tuscan Trio
Combinations
•
70 combinations
under $10
Choice / Variety
•
Lighter, fresher,
“better for you”
options
•
New flatbread,
sandwich
selections, and
salad toppers
Convenience
•
National roll-out
of online ordering
•
Test lunch time
guarantee
Brand Renaissance Elements Having a Positive Impact
•
New menu items have reinforced value, expanded variety and supported increased demand from key customer segments, including millennials
•
•
By leveraging metrics made available in our new technology platform, we have significantly reduced false waits
•
More affordable entry-level price points on the menu and more  strategic pricing actions have led to reduced price sensitivity
•
Guest experience and satisfaction scores are improving across the system as a result of an intensified focus on service and food quality, while negative indicators, as measured by customer complaints, are decreasing
•
National launch of our To-Go Platform, including a redesigned web experience is in place and strengthening the take-out business
•
In first quarter of fiscal 2015, Olive Garden achieved a 13% increase in its takeout business compared to the first quarter of last year
1
Online Ordering Driving New Growth and Potential Margin Expansion
Strategic Initiatives Progress to Date
1
Complaints per million guests.
²
Brand perception (recipes, product quality, value, marketing, etc.).
2
Customer Complaints Are Decreasing ¹
48
59
69
53
37
19
26
29
27
18
66
120
84
81
68
FY11 FY12 FY13 FY14 Q1 FY15 FY11 FY12 FY13 FY14 Q1 FY15 FY11 FY12 FY13 FY14 Q1 FY15
Service Food Brand Negatives
Pronto Lunch: We reduced dine times for guests seeking a quicker lunch experience
Value Focus

26-May
02-Jun
09-Jun
16-Jun
23-Jun
30-Jun
07-Jul
14-Jul
21-Jul
28-Jul
04-Aug
11-Aug
18-Aug
25-Aug
01-Sep

13

Renaissance Plan Update: Culinary Operations and Service
Enhancements
Simplify Operations
•
Ongoing culinary
simplification program
•
Testing tabletop tablets
Improve Food & Beverage Quality
•
Elevate focus on soup,
salad and bread stick
execution
•
New training tools and
applications to certify and
validate beverage
knowledge
Intensify Focus on the Guest
•
Greater leadership focus on
underperforming restaurants
•
Training and development of all team
members through recertification
•
Introduce tabletop tablets to enhance the
guest experience
•
Testing of tablet technology in restaurants is
underway and has generated encouraging results
•
80% of guests where the technology is in use are
interacting with the device, and 60% of them are
paying the check on the tablet
•
Tablet use has increased add-on sales, increased
table turns, increased guest survey response rates,
and increased tip percentage for servers
•
The Company expects tablet technology to be
installed system-wide by the end of 2015
2
Strategic Initiatives
National launch of
online platform
Online Adoption Rate Improving For To-Go Sales¹
Progress to Date
1
Percentage of online orders from internet as opposed to the phone.

buy one
take one
just $12.99
redbox
WEEKDAY
5 UNDER $10
Guest Favorites

Let's eat.

14

Renaissance Plan Update: Olive Garden Approach to
Advertising & Promotions
Strategic Initiatives Progress to Date
Brand Communication Communications Strategy
• Balance limited time offers and
equity messages
• Greater use of digital /
social media engagement
• Communicate balance of base-building and traffic-
boosting messages
• Always-on digital support for search and social
• Hybrid national/local Hispanic support
Promotional Messaging Promotion Elevation
• Continue to inject new
news into our promotions
• Launch new advertising campaign
emphasizing culinary credentials and
emotional connection
• Targeted messaging
with relevant incentives
Unique & differentiated promos
•
•
Minimize investment/complexity
•
In-Restaurant Merchandising Merchandising Evolution
• Redesign all merchandising materials
to reinforce culinary expertise,
elevating menu news, and ease of
navigation
• Fewer pieces on table
• Ownable food photography
• Tabletop Tablets
3
Limit repeating promotions
Value-added versus discounted promotions
- Parents’ Night Out
- Dinner & A Movie
Leverage core menu items
Leverage weekday offers
We have minimized investment in our promotions, while
reducing operational complexity without compromising
guest appeal
Utilize “Starting At…” price points with multiple buy-ups

comfortable
relaxing
spacious
nice
friendly
open
modern
casual
rustic
cozy
inviting
clean
warm

great
type
make
cooks
made
authentic
home
cooking
foods
pasta
served
cooked
dishes
kitchen
cuisine
fresh
style
good

welcoming
warm
homey
clean
nice
cozy
rustic
modern
inviting
comfortable

15

The Four Walls
•
Remodel the interior and exterior of 75
restaurants in fiscal 2015
Guest Touchpoints
•
Rollout new signs with new logo and
plateware in all remodeled markets
Renaissance Plan Update: Reimaging Program
Initial Sales Results from the Pilot Remodel Program are Encouraging
•
Three remodels completed average more than a 10% increase in traffic, increased alcoholic beverage sales, and higher average check
4
Strategic Initiatives Progress to Date
Confidence in Reimagining Program Supported by Focus Group Results
•
Overall, the remodel design does a good job of conveying remodeling objectives of warmth, approachability, and inviting environment while being up-to-date
•
Based on focus group feedback, guests feel the remodel is even more Italian than before, because of the wine cues and Mediterranean colors
Unaided ‘Look & Feel’ Restaurant Descriptions
Tuscan Farmhouse
Remodel – Italian Kitchen
Exterior Signage

We Believe Olive Garden's Initiatives Result in Reduced
Complexity, Cost Savings, and Improved Guest Experience
COGS
~$3mm
Waste
~$2mm
Paper
~$1mm
45-50 Hours
Eliminated
~$28mm
Fiscal Year 2014 Simplification Project Has Resulted in Cost Savings of Over $30mm…
Taste of Food
+4pts
Culinary
Expertise
Enabling Menu
Innovation
Pride, Passion
& Commitment
CULTURE
91 Pars
Eliminated
41% Reduction
1
… And Olive Garden Key Performance Metrics Are Improving
1
+7
+6
+5
+5
+4
+3
Attentiveness Value for Money Overall Experience Pace of Meal Overall Comfort Overall
Cleanliness
Guest satisfaction metrics are top box improvements for FY14 vs. FY11-FY13 average.

The Outlook for the Future Is Bright, with a Number of Our
Initiatives Underway to Drive Growth
• We are committed to elevating Olive Garden's relevance through the Brand Renaissance project and believe that the core elements highlighted above will result in a resurgence of the Olive
Garden business results
• In addition to our Company-wide cost savings of $150 million, we are pursuing a $50 million
Olive Garden cost savings program, with plans to reinvest those savings in the business
• We have a highly-qualified leadership team and highly-engaged team of employees who believe in our Olive Garden plan
Feedback from Our Internal Management Following Recent General Manager Conference
Core Menu
Innovation
Focused Operations Delivering
a Flawless Guest Experience
Broad Media Reach
Reimaging Program Showing
Signs of Success
“Dave
and Gene really seem to understand what being a GM is all about and the challenges of our jobs. Having said that they know exactly what we should be capable and have no problem holding us to that standard.
I have never worked for better
leaders.
When they were done
speaking to us I felt I could run a marathon in an hour.”
“I am excited and motivated for the future and looking forward to fighting to take back our guests!”
“I feel very good about the leadership and direction we are
going.
I’m all in!”

2
1
2
3
1
9
7
1
2
28
3
14
5
6
6
15
61
60
11
10
29
28
6
9
20
23
15
14
2
5
1
6
14
1
5
17
1
12

LONGHORN STEAKHOUSE

18

LongHorn: Journey to Becoming America’s Favorite
Steakhouse
National Penetration Opportunity ($ in millions)
Pre-RARE
Acquisition Today
Ultimate
Potential
No. of Restaurants 288 464 700
AUV $3.0 $3.1 $3.4
Total Sales² $790 $1,380 $2,400
Significant Progress Has Been Made
• Increased appeal to higher income households and
added attractive business travel and entertainment-
related consumers
• Leveraged and drove further integration of Darden’s
restaurant support platform
• Elevated brand marketing capabilities and completed
“roadhouse to ranch house” brand positioning
• Invested in increased media, completed Steak House
remodel and launched new dinner and lunch menus
FY15 Strategic Imperatives
• Drive same-restaurant sales and profit growth by:
Continuing to differentiate the LongHorn guest
experience
Delivering value-creating new restaurants
Strengthening the business model
Note: Numbers on map represent restaurants per state. Potential AUVs and total sales are shown in current dollars.
1
With households in the upper half of the income continuum.
² Total sales reflect most recent annual period prior to RARE acquisition.
1
2
3
SAME-RESTAURANT SALES EXCEEDED THE INDUSTRY BY 3.8% IN FISCAL 2014 AND
GUEST COUNTS EXCEEDED THE INDUSTRY FOR THE 19TH CONSECUTIVE QUARTER
Broad Footprint with Significant White Space for Growth
1

Yard House		
Seasons 52 Fresh Grill		
The Capital Grille		
Bahama Breeze Island Grille		
Eddie V's Prime Seafood		

19
Specialty Restaurant Group

Specialty Restaurants: Strong Brands with Unique Differentiation
Demographic Appeal Well-Positioned…
•
Acquired in FY13
•
Strong appeal to millennial and Generation X
households
•
…For SRS success while adding at least 100 new
restaurants
•
Accelerating beverage and culinary innovation
•
Expanding late night occasion
•
Building organizational and people capability for growth
•
Developed internally and introduced in FY03
•
Broadly appealing and particularly strong with
higher income and Generation X households
•
…For SRS success as focus turns to sites that are
generating the strongest performance and plans to add
at least 100 new restaurants
•
Increasing brand awareness in new markets
•
Evolving seasonal/regional menu strategy
•
Elevating operations excellence
•
Acquired in FY08
•
Strong appeal to higher income households and
adds attractive business travel and entertainment-
related consumers
•
…To maintain current SRS growth momentum as it
approaches national penetration with the addition of at
least 30 new restaurants
•
Developed internally, introduced in FY96, and
successfully repositioned over past five years
•
Broadly appealing and particularly strong with
Generation X and multicultural households
•
…To maintain current SRS growth momentum as the
penetration of the eastern third of the United States is
completed with the addition of at least 50 new
restaurants
•
Acquired in FY12
•
Strong appeal to higher income and Generation X
households and adds attractive business travel and
entertainment-related consumers
•
…For SRS success while adding at least 50 new
restaurants
STRONG UNIT GROWTH AND FOCUS ON INCREASING BRAND AWARENESS TO
DELIVER COMPETITIVELY SUPERIOR SAME-RESTAURANT SALES GROWTH

“To
what degree do these activists know about running some of these companies…
Thank you. Thank you JC
Penney activists… I think a more focused company without the anvil around the neck of Red Lobster is capable of doing more things than we
thought…I
think a progression is what we want to see. I love the
way
Olive Garden is turning here.”
“We
are maintaining our Buy rating on DRI as we believe change is underway at Olive Garden whether or not activist investor Starboard Value is able to secure a Board majority at the upcoming shareholder meeting.
The initial read on the Olive Garden remodel program appears promising and we believe there are considerable operational and cost-cutting opportunities ahead.”
“Longhorn
(~22% of revs) performing well. Comps were +2.8%, and operating profits and margins both expanded. This is impressive given beef pressure is driving above-average food cost inflation.”
“Specialty Restaurant Group possesses significant growth potential…good returns on capital and significant expansion potential for all of the brands (which should help to increase brand awareness and sales volume over time) continues to justify growing this segment at a rate faster than the other brands.”
Many Industry Analysts and Commentators Are Recognizing that the
Turnaround Is Gaining Momentum
Note: Permission to use quotations in these materials was neither sought nor obtained. Bolding added for emphasis.
(Jim Cramer, CNBC’s Squawk on the Street, 12-Sep-2014)
(Sterne Agee, 12-Sep-2014)
(Oppenheimer, 12-Sep-2014)
(Robert W. Baird, 12-Sep-2014)

Starboard's Olive Garden Plan Replicates Actions Already Underway, Which Are Delivering Results

#	Starboard's Plan	Darden Progress to Date
1	Recreate Italian authenticity within Olive Garden	✓ The foundation of Olive Garden's Brand Renaissance is guided by today's genuine Italian dining experience. We continue to purchase from Italian vendor partners and continue to leverage our Culinary Institute in Tuscany
2	Offer outstanding food by instilling a "Brilliant with the Basics" mentality	✓ At the core of our Renaissance Plan strategy is to emphasize "Delivering Flawless Guest Experiences"
3	Revitalize the menu	✓ Our focus on menu innovation is ongoing. In February 2014, we completed the largest menu evolution in the Olive Garden's history introducing over 20 new items
4	Make service a top priority	✓ New service training module designed to transition from technical execution to emotional connection being launched during the current fiscal quarter
5	Align incentives for General Managers	✓ General Manager incentive programs are aligned to profitable sales growth
6	Create a dedicated ongoing wine program	✓ Wine sales growth is an important component of our current beverage strategy
7	Reestablish the value proposition	✓ Our work is improving the overall dining experience and increasing our value leadership in the category. Over the past year our value for the money scores have increased ten percent in "top box" ratings
8	Manage food costs	✓ Olive Garden has embarked on a $50 million cost savings initiative and we continue to look for opportunities to further reduce food costs
9	Innovate to stay relevant	✓ Introduced more than 20 new menu items, on-line To-Go ordering, tabletop tablets, and a variety of other guest facing touch points
10	Employ a revolutionary approach to utilizing the building	✓ We have redesigned the bar area in our Brand Renaissance remodel restaurants to create a more inviting environment that increases capacity and drives sales
11	Engage with customers via marketing and advertising	✓ According to Ace Metrix, four of the top ten highest scoring ads of the last 12 months have been Olive Garden ads. We continue to work to strike an appropriate balance between television and digital advertising and have developed a dedicated social media team to engage our guests
12	Capitalize on today's technology	✓ We are introducing exciting new technology solutions including online To-Go ordering and tabletop tablets
13	Appeal to the correct demographics and their need for value	✓ Olive Garden's high AUVs demonstrate our broad appeal, but we continue to evolve the food and service experience to appeal to a broader range of guests and occasions
14	Improve the labor model	✓ We continue to look at opportunities to simplify processes that will result in labor savings. We have reduced the complexity of our prep process: 41% reduction in work in progress items (91 pars), reduced labor ($28mm), reduced waste ($2mm), reduced COGS ($3mm) cost

Note: "Starboard's Plan" reflects the 14 items detailed in Starboard's presentation on slide 196.

21

Starboard's Misinformed Suggestions Are Not Based on Reality

	Selected Starboard Statements	The Reality
Menu / Product Offerings	Prices and food costs are high, but food quality appears to have also deteriorated	**Ingredient quality and recipe execution are always an important priority. Continued food waste improvements over the past 18 months.** We have made significant investments in the quality of our beef, chicken and seafood over the past year
	Endless salad and breadsticks are another contributor to food waste	Olive Garden's salad and breadsticks have been an **icon of brand equity** since 1982. It conveys Italian generosity and our salads have the **highest loyalty rating of any menu item based on the menu satisfaction surveys we conduct**
	The take-out packaging is designed to be dishwasher safe, and over-engineering creates extra cost	Our packaging is primarily designed to maintain food quality. It meets competitive standards, is a more sustainable alternative to Styrofoam, and complies with local waste regulations. **It has been specified to be microwavable – but not dishwasher safe**
	We believe Olive Garden's menu has become far too complex	**We recognize that striking a balance between menu complexity and variety requires constant focus.** It is important that the menu remains broadly appealing to support Olive Garden's high AUVs
Operations	Implied misalignment of incentives for GM's	**Our General Managers have a competitive base salary, incentive pay based on sales and profit performance of their restaurant** and a Darden equity award based on their overall relative performance. Performance pay target is approximately 40% of their base salary and is uncapped
	Despite its scale advantage, Darden's food costs and waste are abnormally high	Each segment of our business has a competitive cost of sales. **We have sophisticated restaurant-level tools for forecasting and managing waste**. Olive Garden food waste is in line with historical levels. Olive Garden's food cost is currently 26-28%
	GM's are seemingly incentivized to create false waits and forbidden from enhancing the guest experience	Since beginning our focus on this issue over the past year, **our false waits are now at historic lows and guest complaints regarding false waits are the lowest they have ever been**
Media	A significant opportunity exists to optimize the ROI from marketing / advertising costs	**We regularly monitor and analyze the returns on our marketing spend on a post promotional basis and at least annually engage experts in the field to conduct a marketing mix analysis**. We are successfully reducing our non-working media and continue to strike an appropriate balance between television and digital advertising
Remodels	Olive Garden's operations and guest experience must be improved before spending capital on remodels	**Our guest surveys tell us the plans we began to implement a year ago are successfully elevating the guest experience** (food and service) and while we continue to work on this important priority, to further elevate the experience, we need to remodel our 300 oldest facilities as these restaurants lag in same-restaurant sales by 200bps

22

“We believe Darden’s proposed slate represents a prudent approach in that it would yield a group that could bring fresh perspective to DRI while allowing for some continuity that would not be associated with Starboard’s plan to replace the entire board. We see risk that the replacement of the entire Board (as proposed by Starboard) and broader management changes could cause distraction/disruption that could impede progress on improving core operating fundamentals.”
(Baird, 12-Sep-2014)
“In our view, the disruption is likely to intensify after the October 10th shareholder meeting and vote no matter which side prevails. In our opinion, there is high risk of short-term disruption that could be damaging to the business.”
(Bank of America Merrill Lynch, 12-Sep-2014)
““With 1QF15 complete, attention is now squarely on the upcoming ‘14 Annual Meeting on 10/10. The focus will be board representation, with activist Starboard (8.8% holder) pushing for full board turnover (12 members). We struggle with such drastic change in the midst of a major portfolio transformation, as we are somewhat more conservative in nature, rather believing a hybrid of new and old board members the best approach. This would allow for significant fresh perspective, while maintaining an element of continuity.”
(Barclays, 12-Sep-2014)
“In our view, continued pressure from Starboard and other activist investors could disrupt management’s strategic action plans and adds another layer of uncertainty to future free cash flow projections.”
(Morningstar Equity Research, 08-Jul-2014)
Many Industry Analysts also Recognize the Risks of Implementing
Starboard’s Plan
Note: Permission to use quotations in these materials was neither sought nor obtained. Bolding added for emphasis.